TONIX PHARMACEUTICALS HOLDING CORP. 10-Q

EXHIBIT 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Seth Lederman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Tonix Pharmaceuticals Holding Corp. on Form 10-Q for the fiscal quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Tonix Pharmaceuticals Holding Corp.

	By:	/s/ Seth Lederman
Date: November 12, 2024	Name:	Seth Lederman
	Title:	Chief Executive Officer